UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2013
Date of Earliest Event Reported: June 7, 2013

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s Annual Meeting of Shareholders was held on June 7, 2013 (the “Meeting”).  At the Meeting, an aggregate of 9,454,033 voting shares (including shares of our common and Series A Convertible Preferred Stock, which vote together as a single class), or 50.6% of our 18,687,910 total voting shares as of April 18, 2013, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum.  The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on April 26, 2013, the “Proxy”), with the results of such voting as follows:

Proposal		For	Withheld
1)

The election of five (5) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal:

	a) Benjamin P. Cowart	9,453,531	502
	b) Dan Borgen	9,453,631	402
	c) David Phillips	9,453,631	402
	d) Christopher Stratton	9,453,631	402
	e) Timothy Harvey	9,453,631	402

		For	Against	Abstain
2)	To ratify the Company’s 2013 Stock Incentive Plan	9,446,168	7,762	103

		For	Against	Abstain
3)	To ratify the appointment of LBB & Associates Ltd., LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2013	9,419,151	18,702	16,180

		For	Against	Abstain
4)	To consider a non-binding advisory vote on compensation of our named executive officers	9,451,698	1,832	503

1 Year	2 Years	3 Years	Abstain

5)	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers	127,071	850,621	8,343,580	38,271

As such, each of the five (5) Director nominees were duly appointed to the Board of Directors by a plurality of the votes cast; Proposals 2 and 3 were separately ratified by a majority of the votes cast at the Meeting; and Proposals 4 and 5, which were non-binding advisory votes, received the greatest number of votes for: approving the compensation of our named executive officers and for holding a vote on the compensation of our named executive officers once every three years, respectively.

John Pimentel, the prior Series A Convertible Preferred Stock representative on the Board of Directors (the “Series A Preferred Representative”), did not stand for re-election at the Meeting as the terms and conditions of the Series A Convertible Preferred Stock designation no longer require the Company to maintain a separately appointed Director to represent such Series A Convertible Preferred Stock holders as less than one-half of the original Series A Convertible Preferred Stock shares are currently outstanding.

The Company would like to thank Mr. Pimentel for his service to the Board of Directors including his assistance as the Series A Preferred Representative and his guidance to the Related Party Transaction Committee in connection with the Company’s acquisition of the assets and operations of Vertex Holdings, L.P. in September 2012.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: June 7, 2013	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer